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                            MFS(R) EQUITY INCOME FUND
                             MFS(R) HIGH INCOME FUND


                      Supplement to the Current Prospectus



         During the period from August 2, 1999, through September 30, 1999 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay Everen Securities, Inc.100% of the applicable sales charge on sales of Class A shares of the Fund sold by them during the Sales Period. In addition, MFD will pay Everen Securities, Inc. an additional commission equal to 0.50% of the net asset value of all of the Class B shares of the Fund sold by them during the Sales Period.



                 The date of this Supplement is August 2, 1999.